UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

Broadview Networks Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-142946	11-3310798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY	10573
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 922-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 1, 2010, Broadview Networks Holdings, Inc. (the “Company”) paid annual bonuses to each of its named executive officers for services performed during 2009. The bonuses paid to each of the named executive officers for services performed during 2009 are set forth in the Company’s Summary Compensation Table below (which has been updated to include the bonus information and to recalculate the information that was previously provided with respect to each named executive officer in the Company’s Summary Compensation Table included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2010):

Name and Principal				Stock	Option	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total
Michael K. Robinson	2009	$450,000	$240,000	$—	$—	$95,843	$785,843
President and Chief	2008	436,264	230,000	—	—	120,446	786,710
Executive Officer	2007	400,000	400,000	506,413	330,314	91,955	1,728,682

Corey Rinker	2009	270,000	90,000	—	—	—	360,000
Executive Vice President, Chief	2008	268,242	80,000	—	—	—	348,242
Financial Officer, Treasurer and	2007	260,000	90,000	149,600	43,584	80,898	624,082
Assistant Secretary

Brian P. Crotty	2009	335,000	150,000	—	—	—	485,000
Chief Operating Officer	2008	328,736	140,000	—	—	—	468,736
	2007	310,000	205,000	367,538	121,010	77,417	1,080,965

Charles C. Hunter	2009	270,000	90,000	—	—	—	360,000
Executive Vice President,	2008	265,000	80,000	—	—	—	345,000
General Counsel and Secretary	2007	250,000	100,000	139,975	43,584	—	533,559

Terrence J. Anderson	2009	270,000	90,000	—	—	—	360,000
Executive Vice President, Finance	2008	265,000	80,000	—	—	—	345,000
and Corporate Development	2007	250,000	165,000	315,288	94,376	—	824,664

Ken A. Shulman	2009	270,000	90,000	—	—	—	360,000
Executive Vice President, Chief	2008	265,000	80,000	—	—	—	345,000
Technology Officer and Chief	2007	250,000	125,000	200,888	72,584	—	648,472
Information Officer
Individual bonus amounts for the Company’s named executive officers were determined by the board of directors of the Company, after consultation with the ad hoc compensation committee of the board of directors and the Company’s Chief Executive Officer (with respect to the individual bonus amounts for each named executive officer other than the Company’s Chief Executive Officer), based upon (i) each named executive officer’s general individual performance, including work output, and performance within the management team; (ii) each named executive officer’s contributions toward the Company’s various strategic initiatives, including increased gross margin percentage and EBITDA, growth of the Hosted VoIP platform, and market share growth; (iii) each named executive officer’s overall significance toward the short- and long-term success of the Company’s business; and (iv) the scope of each named executive officer’s duties and responsibilities within the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 7, 2010

BROADVIEW NETWORKS HOLDINGS, INC.
By:	/s/ Michael K. Robinson
	Name:	Michael K. Robinson
	Title:	Chief Executive Officer, President and Director